Exhibit 99.2 Mondelez International CAGNY Conference February 19, 2013

Forward-looking statements

This slide presentation contains a number of forward-looking statements.  The words “deliver,”
“accelerating,” “leverage,” “drive,” “expand,” “create,” “expect,” “opportunity,” “achievable,” and “increase”
and similar expressions are intended to identify our forward-looking statements.  Examples of our forward-looking statements include, but are not limited to, sustainable profitable growth; H2 2013 growth;
long runway for growth; Power Brands; innovation platforms; Hot Zone penetration; Traditional Trade coverage; Next Wave markets; long-term growth target; Free Cash Flow; use of capital; balance sheet;
and ROIC.  These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, increased competition, pricing actions, continued volatility in commodity costs, continued weak economic conditions, risks from operating globally and tax law changes.  For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.  We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation, except as required by applicable law or regulation.

Irene Rosenfeld Chairman & CEO

Ingredients in place for sustainable,
profitable growth

Advantaged
Geographic
Footprint
Fast-
Growing
Categories
Favorite
Snacks
Brands
Strong
Routes-to-
Market
Proven
Innovation
Platforms
World-Class
Talent &
Capabilities

We are a global snacks powerhouse…

$35 Billion
in 2012 Revenues
(1) Biscuits includes salted/other snacks
Nearly 75% of revenues
in fast-growing snacks
categories
Beverages provide multi-
region scale, attractive growth
and strong margins
Biscuits
(1)
32%
Chocolate
27%
Gum & Candy
15%
Beverages
17%
Cheese &
Grocery
9%

18%
… and a leader in our categories

North North
America America
Europe Europe
Global Global
Market Market
Share Share
Latin   Latin
America America
Asia Asia
Pacific Pacific
Eastern Eastern
Europe Europe
Middle East        Middle East
& Africa & Africa
15%
30%
7%
11%
16%
Source:  Euromonitor market share
Biscuits
Chocolate
Gum
Candy
Coffee
Powdered Beverages

We offer many of the world’s favorite brands

Advantaged geographic footprint
Large, growing developing
markets footprint
Strong positions in North
America and Europe
$35 Billion
in 2012 Revenues

Europe
39%
North
America
20%
Latin
America
15%
EEMEA
11%
Asia Pacific
15%
Based on 2013 Reporting Segments *
* In December 2012, we announced a reorganization of our management and reporting structure following the Spin-Off of Kraft Foods Group. Beginning in 2013, our operations, management and operating segments will reflect: Asia Pacific;
Eastern Europe, Middle East & Africa (“EEMEA”); Europe; Latin America and North America.  Accordingly, we will begin reporting on our new segment structure during the first quarter of 2013, including all historical periods we present. For purposes of this presentation the above pie chart reflects this structure based on our 2012 Net Revenues.

Track record of strong performance

O/H % of NR
(60) bps
Reinvest in
Growth
Power Brands +8%
Organic NR +4.4%
(1)
+50 bps
(2)
A&C % of NR
+60 bps
Focus on
Power Brands
Expand Gross
Margin
Leverage
Overheads
Note: All figures based on FY 2012 results.
1) Reported net revenues decreased (2.2)% for FY 2012.  See GAAP to Non-GAAP reconciliation at the end of the presentation.
2) Reflects Adjusted Gross Margin.  Reported gross profit margin increased 70 bps.  See GAAP to Non-GAAP reconciliation at the end of the presentation.

Led the peer group in margin performance over
the past two years
Basis Points Increase in Operating Income Margin 2010 to 2012 (1)
(3)
+110 bps
100
(100)
(400)
(2)
(200)
MDLZ HSY ULVR NESN HNZ CL BN PG CPB GIS PEP K KO
+70
+40
1)
Operating Income Margins exclude certain items as defined by the individual companies as sourced from their respective company reports.
2) Reflects Adjusted Operating Income Margin which excludes Integration Program costs, 2012-2014 Restructuring Program costs, Spin-Off Costs, Spin-Off-related pension adjustment, operating income from divestitures and gains & losses from divestitures, net.  Reported Operating Income Margin was 7.9% in FY 2010; 9.8% in 2011; and 10.4%
in FY 2012. See GAAP to Non-GAAP reconciliation at the end of this presentation.
3)
Through 1H 2012.

Successfully integrated Cadbury 11 ($ in billions) ~$0.8 ~$0.6 ~$0.2 Cost Synergies (Cumulative P&L Impact) Revenue Synergies ~$0.1 ~$0.4 ~$0.7 ~$1.0 ~105% of $750MM Target

Growth accelerating in H2 2013
H2 2012
Growth tempered by:
Lower coffee pricing
Capacity constraints
Missteps in Brazil,
Russia and Canada
H1 2013
Lower coffee pricing
and capacity constraints
continue
Improvement in Brazil,
Russia and Canada
H2 2013
Cycle lower coffee
pricing
New capacity on-stream

FY 2013
Organic Revenue
growth at
low end of
5%-7% range

Leverage fast-growing categories Drive Power Brands and advantaged global innovation platforms Expand distribution Capitalize on numerous white space opportunities We have a long runway for growth 13

Powdered Beverages
Category growth remains robust…

Source:  Euromonitor 2009-2011 actual and 2012 estimates
Category
MLDZ
Market Position
Global Category CAGR
(2009-2012)
+6%
+6%
+5%
+10%
+7%
Chocolate
Biscuits
Gum & Candy
Coffee

… driven by income growth in developing markets

GDP per Capita GDP per Capita
Consumption vs. GDP per Capita
Source:  Euromonitor 2011
Chocolate
Biscuits
0
2
4
6
8
10
12
$0 $20 $40 $60 $80 $100
0
2
4
6
8

$0 $20 $40 $60 $80 $100

Leverage Power Brands to drive top-tier growth

Capitalize on
Strengths in
Existing Markets
Seize White Space
Opportunities
Drive growth in Europe
Expanding into other developing
markets in 2013
$1B in revenues in developing markets,
up 20% in 2012
Leverage successful U.S. experience,
up 6% in 2012

Roll-out innovation platforms globally 17 2012 2013 Launch Early 2012 UK Ireland Germany France Sweden Norway Belgium Austria Brazil Argentina Russia S. Africa Canada Poland

Increase Hot Zone penetration in Modern Trade 18 Hot Zone Presence in MDLZ Covered Outlets 2013E Increase ’13E vs. ’11 % Outlets Covered ’13E 1,800 +300 59% 6,200 +3,100 62% 56,700 +34,400 52%

Significant opportunity to expand Traditional
Trade coverage

274,000
+18,000
32%
1,000,000
+298,000
14%
450,000
+348,000 20%
MDLZ Coverage of
Traditional Trade Outlets
2013E
Increase
’13E vs. ’11
% Outlets
Covered ’13E

Initiated white space launches in India and China 20 Significant current market presence

Significant white space opportunities in Next Wave markets 21 Significant current market presence

Long-term growth target is achievable

Double Digit
Growth
Low-to-Mid
Single Digit
Growth
$35B
EU
NA
LA
AP
EEMEA
By Geography
$35B
Low-to-Mid
Single Digit
Growth
Mid-to-High
Single Digit
Growth
Chocolate
Biscuits
Gum &
Candy
Beverages
Ch./Groc.
By Category
5% - 7%
Organic Growth

Well-positioned for sustainable, profitable growth 23 Advantaged geographic footprint Portfolio of iconic brands Virtuous cycle in full swing Long runway of future growth opportunities

Dave Brearton EVP and CFO

Generating cash to fund growth and drive solid returns 25 Delivering solid Free Cash Flow Prioritizing uses of Free Cash Flow Focusing on Return on Invested Capital

Expect strong Free Cash Flow generation over
next 2 years

Combined
2013 and 2014
Cash from Operating Activities ~ $8.0
Capital Expenditure
(excl. Restructuring Program)
~ 4.0
Free Cash Flow, Pre-Restructuring ~ 4.0
2012-2014 Restructuring Program,
cash impact
~ 1.0
Dividends @ $0.52 per share ~ 2.0
Cash Available for Deployment ~ $1.0

Priorities for use of Free Cash Flow
Disciplined Capital Deployment

Reinvest in the business to drive top-tier growth
Tack-on M&A, especially in Developing Markets
Return of capital to shareholders – dividends and
share repurchases
Pay down debt to preserve balance sheet flexibility
2
1
3
4

Stepping-up capital investments to support growth 28 Capital Expenditures as Percentage of Net Revenue 5%+ 3.9% 3.8% 3.8% Long-Term Rate 4% - 5%

Expanding capacity in developing markets
New Plants
Plant Expansions
Multi-Category Multi-Category
Multi-Category Multi-Category Multi-Category
Biscuits
Gum
Biscuits
Gum
Biscuits
Biscuits
Chocolate
Chocolate
Chocolate

Returning capital to shareholders

Dividends
Modest dividend
increasing over time
Minimum payout ratio of
30% of net earnings
Share Repurchases
Later this year will seek
multi-year authorization
to offset dilution

Preserve balance sheet flexibility

$19.4
~$17.5
Maintain investment-grade rating
with A2/P2 CP access
Use cash-on-hand to pay off
$1.8B of notes due 1H 2013
Possible further debt pay down to
build additional flexibility
Net Debt
~$15
Dec. 2012 Mid-2013

ROIC improvement will be driven by earnings growth
and disciplined capital deployment

ROIC currently at 7%
– Total invested capital of $47B at December 31, 2012
ROIC to improve 30-50 bps per annum
– Double-digit EPS growth
– Tight management of working capital and capex
– Return of capital to shareholders

Well-positioned for sustainable, profitable growth

Advantaged geographic footprint
Portfolio of iconic brands
Virtuous cycle in full swing
Long runway of future growth opportunities
Generate strong cash flow
•
•
•
•
•

34

GAAP to Non-GAAP Reconciliation

(1)
Includes the impacts of accounting calendar changes and the 53 rd
week of shipments in 2011.
As
Restated
(GAAP)
Impact of
Divestitures
Impact of
Integration
Program
Impact of
Accounting
Calendar
Changes
(1)
Impact of
Currency
Organic
(Non-GAAP)
As
Restated
(GAAP)
Organic
(Non-GAAP)
2012
Mondelez International 35,015 $ (244) $       - $          - $            1,576 $  36,347 $     (2.2)% 4.4%
2011
Mondelez International 35,810 $ (316) $       1 $          (679) $       - $         34,816 $
Net Revenues to Organic Net Revenues
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
% Change

GAAP to Non-GAAP Reconciliation

(1)
Includes the impacts of accounting calendar changes and the 53 rd
week of shipments in 2011.
As Restated
(GAAP)
Impact of
Divestitures
Impact of
Integration
Program
Impact of
Accounting
Calendar
Changes
(1)
Impact of
Currency
Organic
(Non-GAAP)
As
Restated
(GAAP)
Organic
(Non-GAAP)
17,194 $      (157) $        - $           - $             841 $     17,878 $        (0.9)% 6.2%
17,353 $      (176) $        - $           (349) $        - $          16,828 $
Net Revenues to Organic Net Revenues
For the Six Months Ended June 30,
($ in millions, except percentages) (Unaudited)
% Change
2012
2011
Mondelez International
Mondelez International

GAAP to Non-GAAP Reconciliation

(1)
costs associated with the acquisition. For the twelve months ended December 31, 2012, $28 million was recorded in Cost of Sales and $112 million was recorded in Selling, General and Administrative expenses.
(2)
Spin-Off Costs represent non-recurring transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
(3)
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-recurring costs.
(4)
Reflects divestitures that occured in 2012.
Gross Profit/Operating Income To Adjusted Gross Profit/Operating Income
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
As
Restated
(GAAP)
Integration
Program
costs
(1)
Acquisition-
Related
costs
Spin-Off Costs
and Related
Adjustments
(2)
2012 - 2014
Restructuring
Program costs
(3)
Operating
Income from
Divested
Businesses
(4)
G/(L) on
Divestitures,
net
Adjusted
(Non-GAAP)
13,076 $ 28 $     - $          33 $            2 $                 (71) $          - $          13,068 $
37.3% 37.6%
3,637 $   140 $   1 $         512 $          110 $             (58) $          (107) $     4,235 $
10.4% 12.2%
2012
Gross Profit
Gross Profit Margin
Operating Income
Operating Income Margin
Mondelez International
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those debt and secure investment grade ratings for both the Kraft Foods Group Business and the Mondelez International Business. Spin-Off related adjustments refers

GAAP to Non-GAAP Reconciliation

As Restated
(GAAP)
Integration
Program
costs
(1)
Spin-Off Costs
and Related
Adjustments
(2)
Operating
Income from
Divested
Businesses
(3)
Adjusted
(Non-GAAP)
Mondelez International
Gross Profit 13,100 $      110 $        43 $              (83) $            13,170 $
Gross Profit Margin 36.6% 37.1%
Operating Income 3,498 $        521 $        137 $            (59) $            4,097 $
Operating Income Margin 9.8% 11.5%
(1)
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those costs associated with the acquisition.  For the twelve months ended December 31, 2011, $1 million was recorded in Revenue, $109 million was recorded in Cost of Sales and $411 million was recorded in Selling, General and Administrative expenses.
(2)
Spin-Off Costs represent non-recurring transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group Business and the
Mondelez International Business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
(3)
Reflects divestitures that occured in 2012.
Gross Profit/Operating Income To Adjusted Gross Profit/Operating Income
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
2011

GAAP to Non-GAAP Reconciliation
As Restated
(GAAP)
Integration
Program
costs
(1)
Spin-Off Costs
and Related
Adjustments
(2)
Operating
Income from
Divested
Businesses
(3)
Adjusted
(Non-GAAP)
Mondelez International
Gross Profit 11,872 $      49 $          99 $             (109) $          11,911 $
Gross Profit Margin 37.7% 38.3%
Operating Income 2,496 $        646 $        364 $           (56) $            3,450 $
Operating Income Margin 7.9% 11.1%
(1)
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those costs associated with the acquisition.  For the twelve months ended December 31, 2010, $1 million was recorded in Revenue, $48 million was recorded in Cost of Sales and $597 million was recorded in Selling, General and Administrative expenses.
(2)
Spin-Off Costs represent non-recurring transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group Business and the Mondelez International Business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
(3)
Reflects divestitures that occured in 2010 and 2012.
Gross Profit/Operating Income To Adjusted Gross Profit/Operating Income
For the Twelve Months Ended December 31,
($ in millions, except percentages) (Unaudited)
2010

As
Reported
Integration
Program
Costs (1)
Spin-Off
Costs (2)
2012-2014
Restructuring
Program Costs (3)
Acquisition-
Related Costs
Spin-Off
Pension
Adjustment (2)
Spin-Off
Interest
Adjustment (2)
Operating
Income from
Divested
Businesses
Gain on
Divestitures,
net
As
Adjusted
Net revenues 35,015 $ - $          - $        - $                      - $                 - $                 - $                 (244) $    - $             34,771 $
Cost of sales 21,939 (28) - (2) - (33) - (173) - 21,703
Gross profit 13,076 28 - 2 - (33) - (71) - 13,068
Gross profit margin 37.3% 37.6%
Selling, general and administrative expenses 9,176 (112) (444) (7) (1) (35) - (13) - 8,564
153 - - (101) - - - - - 52
(107) - - - - - - - 107 -
Amortization of intangibles 217 - - - - - - - - 217
Operating income 3,637 140 444 110 1 68 - (58) (107) 4,235
Operating income margin 10.4% 12.2%
1,863 - (609) - - - (161) - - 1,093
Earnings from continuing operations before income taxes 1,774 140 1,053 110 1 68 161 (58) (107) 3,142
Provision for income taxes 207 6 347 40 - 26 60 (13) (48) 625
Effective tax rate 11.7% 19.9%
Earnings from continuing operations 1,567 $       134 $      706 $   70 $                   1 $                42 $             101 $           (45) $          (59) $          2,517 $
Noncontrolling interest 27 - - - - - - - - 27
1,540 $       134 $      706 $   70 $                   1 $                42 $             101 $           (45) $          (59) $          2,490 $
Per share data:
- Continuing operations 0.86 $        0.08 $     0.39 $  0.04 $                 - $                 0.02 $          0.06 $          (0.03) $       (0.03) $       1.39 $
Average shares outstanding:
Diluted 1,789
Condensed Consolidated Statements of Earnings
(Gains) / losses on divestitures, net
Interest and other expense, net
Reported to Adjusted
For the Twelve Months Ended December 31, 2012
(in millions of dollars, except per share data)  (Unaudited)
Asset impairment and exit costs

GAAP to Non-GAAP Reconciliation
Net earnings attributable to Mondele z International
-
Diluted earnings per share attributable to Mondele z International:
-
(1)
(2)
Spin-Off Costs represent non-recurring transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
Integration Program costs are defined as the costs associated with combining the Mondele z International and Cadbury businesses, and are separate from those costs associated with the acquisition.
ez
-
-
Restructuring Program costs represent non-recurring restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related non-recurring costs.
(3)
Business and the Mondel International Business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit

Net earnings attributable to Mondele z International
GAAP to Non-GAAP Reconciliation

-
As Reported
Integration
Program Costs
(1)
Spin-Off
Costs
(2)
Spin-Off
Pension
Adjustment
(2)
Spin-Off
Interest
Adjustment
(2)
Operating
Income from
Divested
Businesses As Adjusted
Net revenues 35,810 $       1 $                   - $                - $                  - $                   (316) $       35,495 $
Cost of sales 22,710 (109) - (43) - (233) 22,325
Gross profit 13,100 110 - 43 - (83) 13,170
Gross profit margin 36.6% 37.1%
Selling, general and administrative expenses 9,382 (411) (46) (48) - (24) 8,853
(5) - - - - - (5)
- - - - - - -
Amortization of intangibles 225 - - - - - 225
Operating income 3,498 521 46 91 - (59) 4,097
Operating income margin 9.8% 11.5%
1,618 - - - (310) - 1,308
Earnings from continuing operations before income taxes 1,880 521 46 91 310 (59) 2,789
Provision for income taxes 143 24 13 34 117 (14) 317
Effective tax rate 7.6% 11.4%
Earnings from continuing operations 1,737 $            497 $                    33 $            57 $                193 $             (45) $            2,472 $
Noncontrolling interest 20 - - - - - 20
1,717 $            497 $                    33 $            57 $                193 $             (45) $            2,452 $
Per share data:
Diluted earnings per share attributable to Mondele z International:
- Continuing operations 0.97 $              0.28 $                   0.02 $         0.03 $            0.11 $            (0.03) $          1.38 $
Average shares outstanding:
Diluted 1,772
(1)
(2)
Spin-Off Costs represent non-recurring transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
Condensed Consolidated Statements of Earnings
(Gains) / losses on divestitures, net
Interest and other expense, net
Reported to Adjusted
For the Twelve Months Ended December 31, 2011
(in millions of dollars, except per share data)  (Unaudited)
Asset impairment and exit costs
-
Integration Program costs are defined as the costs associated with combining the Mondele z International and Cadbury businesses, and are separate from those costs associated with the acquisition.
Business and the Mondele z International Business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit
-
-